UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 8, 2021

Townsquare Media, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36558			27-1996555
(State or other jurisdiction of incorporation or organization)	(Commission file number)			(I.R.S. Employer Identification No.)

	One Manhattanville Road,		Suite 202
	Purchase,	New York	10577
(Address of Principal Executive Offices, including Zip Code)

(203) 861-0900
(Registrant's telephone number, including area code)

Not applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐ Soliciting material pursuant to Rule 14a - 12 under the Exchange Act (17 CFR 240.14a-12)
    ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
    ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	TSQ	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                    Emerging growth company   ☐

If an emerging growth company indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on January 24, 2021, Townsquare Media, Inc. (the “Company”) entered into an agreement (the “Stock Repurchase Agreement”) with certain affiliates (the “Sellers”) of Oaktree Capital Management L.P. (“Oaktree”) to repurchase at least 10 million shares of the Company’s Class A common stock, par value $0.01 per share (the “Class A Common Stock”), shares of the Company’s Class B common stock, par value $0.01 per share (the “Class B Common Stock”), and warrants to purchase Class A Common Stock (the “Warrants” and, together with the Class A Common Stock and the Class B Common Stock, the “Securities”) for a purchase price of $6.40 per Security (such repurchase, the “Stock Repurchase”).

The company elected to repurchase all of the Sellers’ Securities and, on March 9, 2021 (the “Closing”), the Stock Repurchase was consummated and the Company repurchased 1,595,224 shares of Class A Common Stock, 2,151,373 shares of Class B Common Stock and 8,814,980 Warrants from the Sellers for an aggregate purchase price of $80.4 million.

In connection with the Closing, on March 8, 2021, the Company and the Sellers entered into a settlement agreement (the “Settlement Agreement”), pursuant to which, among other things, the Company agreed to pay $4.5 million to the Sellers as follows: (i) $1.5 million on April 1, 2021; (ii) $1.0 million on July 1, 2021; (iii) $1.0 million on October 1, 2021; and (iv) $1.0 million on November 10, 2021. The Settlement Agreement also includes customary mutual releases from claims, demands, and damages related to the Stock Repurchase Agreement. The foregoing description of the Settlement Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Settlement Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed as part of this report:

Exhibit No.	Description
10.1	Settlement Agreement, dated as of March 8, 2021, by and among Townsquare Media, Inc., OCM POF IV AIF GAP Holdings, L.P., OCM PF/FF Radio Holdings PT, L.P., Oaktree FF Investment Fund, L.P., Second Street Holdings 1, L.P., Second Street Holdings 2, L.P., Second Street Holdings 3, L.P., Second Street Holdings 4, L.P., Second Street Holdings 5, L.P., Second Street Holdings 6, L.P., Second Street Holdings 7, L.P., and Second Street Holdings 8, L.P.
104	Cover Page Interactive Data File (cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2021	TOWNSQUARE MEDIA, INC.

	By:	/s/ Stuart Rosenstein
	Name:	Stuart Rosenstein
	Title:	Executive Vice President and Chief Financial Officer

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